UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2017

SOUTHWEST GAS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

California	001-37976	81‑3881866
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

5241 Spring Mountain Road
Post Office Box 98510
Las Vegas, Nevada		89193-8510
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (702) 876‑7237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ___

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ___

Item 5.03 Amendments to Articles of Incorporation and Bylaws; Change in Fiscal Year.

On October 17, 2017, a special meeting of the shareholders of Southwest Gas Holdings, Inc. (the “Company”)  was held at the Company’s offices located at 5241 Spring Mountain Road, Building C, Auditorium, Las Vegas, Nevada 89150 (the “Special Meeting”), for the shareholders to vote on a proposal to amend to the Company’s Articles of Incorporation and Bylaws to eliminate cumulative voting in director elections.

The foregoing proposal was the only proposal acted upon at the Special Meeting. There was not a vote taken on the proposal to adjourn the meeting. For information regarding such proposal, see the Company’s definitive proxy statement filed with the U.S. Securities Exchange Commission (the “SEC”) by the Company on September 8, 2017 with respect to the Special Meeting. As reported in Item 5.07 of this Current Report on Form 8-K, the foregoing proposal was adopted and approved by the shareholders at the Special Meeting.

The text of the amendment of the Company’s Articles of Incorporation as approved by the shareholders is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company will file with the California Secretary of State a Certificate of Amendment of the Articles of Incorporation implementing the amendment.  The text of the amended Bylaw reflecting the amendment to eliminate cumulative voting in director elections is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As reported in Item 5.03 of this Current Report on Form 8-K, on October 17, 2017, the Special Meeting was held for the shareholders to vote on the foregoing proposal to eliminate cumulative voting in director elections. Holders of approximately 38,946,220 shares of common stock were represented in person or by proxy. The Company’s shareholders approved the amendment of the Company’s Articles of Incorporation and Bylaws to eliminate cumulative voting in director elections. The following table presents the final results of voting:

Approval of amendments to the Company’s Articles of Incorporation and Bylaws to eliminate cumulative voting rights with respect to director elections.

For	Against	Abstain	Broker Non-votes
33,764,185	5,018,937	163,098	N/A

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Text of Amendment of Articles of Incorporation of Southwest Gas Holdings, Inc.

99.2	Text of Amended Bylaw of Southwest Gas Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

Date: October 17, 2017
/s/ GREGORY J. PETERSON
Gregory J. Peterson
Vice President/Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of Amendment of Articles of Incorporation of Southwest Gas Holdings, Inc.

99.2	Text of Amended Bylaw of Southwest Gas Holdings, Inc.